UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 2, 2020
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 2, 2020, Bandwidth Inc. (the “Company”) announced the appointment of Marina C. Carreker to serve as President of the Company, effective as of October 30, 2020. Since 2016, Ms. Carreker has served as the Company’s Deputy General Counsel. Prior to joining the Company, Ms. Carreker, 39, practiced law at each of Womble Carlyle Sandridge & Rice LLP and Kilpatrick Stockton LLP. Ms. Carreker earned a B.S. in History from the University of North Carolina and a J.D. from the University of Virginia.
In addition, on November 2, 2020, the Company announced the appointments of John Bell to serve as Chief Product Officer of the Company and Ryan Henley to serve as Chief Customer Officer of the Company, each effective as of October 30, 2020.
In addition, on November 2, 2020, W. Christopher Matton, General Counsel and Secretary of the Company, informed the Company that he is resigning to pursue other career opportunities and interests, effective March 31, 2021. Mr. Matton’s departure is not based on any disagreement with the Company on any matter.

Item 7.01 Regulation FD Disclosure.
On November 2, 2020, the Company issued a press release announcing (i) Ms. Carreker’s appointment as President of the Company, (ii) Mr. Bell’s appointment as Chief Product Officer of the Company, (iii) Mr. Henley’s appointment as Chief Customer Officer of the Company and (iv) Mr. Matton’s resignation as General Counsel and Secretary of the Company effective March 31, 2021. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 2, 2020
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)
* Portions omitted

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: November 2, 2020	By:	/s/ Jeffrey A. Hoffman
	Name:	Jeffrey A. Hoffman
	Title:	Chief Financial Officer